                                                                    EXHIBIT 21.1

                       PAREXEL INTERNATIONAL CORPORATION
                      LIST OF SUBSIDIARIES OF THE COMPANY

                                                                                                  PAREXEL
                                                                                                  OWNERSHIP(1)
                                                                                                  ------------

PAREXEL International Holding Corporation, a Delaware corporation                                   100%
PAREXEL International, L.P., a Delaware limited partnership                                         100%
PAREXEL International, LLC, a Delaware limited liability company                                    100%
PAREXEL International Securities Corporation, a Massachusetts corporation                           100%
PAREXEL Government Services, Inc., a Delaware corporation                                           100%
PAREXEL International Trust, a Massachusetts Business Trust                                         100%
PAREXEL Unternehmens beteiligung GmbH, a corporation organized under                                100%
 the laws of Germany
PAREXEL GmbH Independent Pharmaceutical Research Organization, a                                    100%
 Corporation organized under the laws of Germany
PAREXEL International Limited, a corporation organized under the laws of the                        100%
 United Kingdom
AFB CLINLAB Laborleistungs - Organisationgesellschaft GmbH, a                                       100%
 corporation organized under the laws of Germany
PAREXEL International SARL, a corporation organized under the laws of                               100%
 France
PAREXEL International SRL, a corporation organized under the laws of Italy                          100%
PAREXEL International Pty Ltd., a corporation organized under the laws of                           100%
 Australia
PAREXEL International S.L., a corporation organized under the laws of Spain                         100%
PAREXEL International Medical Marketing Services, Inc., a                                           100%
 Virginia corporation
PAREXEL International (Lansal) Limited, a corporation organized under the                           100%
 laws of Israel
Perceptive Informatics, Inc., a Delaware corporation                                               97.5%
PAREXEL S-Cubed Limited, a corporation organized under the laws of the                              100%
 United Kingdom
PAREXEL ClinNet Limited, a corporation organized under the laws of the                              100%
 United Kingdom
Pharmon, Ltd., a corporation organized under the laws of Liechtenstein                              100%
PAREXEL ETT, S.L., a corporation organized under the laws of Spain                                  100%
PAREXEL International Inc., a corporation organized under the laws of Japan                         100%
PAREXEL International Holding BV, a corporation organized under the law of                          100%
 The Netherlands
PAREXEL International sp. z.o.o., a corporation organized under the laws of                         100%
 Poland
PAREXEL MMS Europe Limited, a corporation organized under the laws of                               100%
 the United Kingdom
PPSI, Inc., a Connecticut corporation                                                               100%
The Center for Bio-Medical Communication, Inc., a New Jersey corporation                            100%
PAREXEL International B.V., a corporation organized under the laws of The
Netherlands                                                                                         100%
Logos GmbH, a corporation organized under the laws of Germany                                       100%
Placebo B.V., a corporation organized under the laws of The Netherlands                             100%
PAREXEL Polska SP z.o.o., a corporation                                                             100%
 organized under the laws of Poland
PAREXEL Mirai Magy Arorszag KFt, a corporation organized under                                      100%
 the laws of Hungary
PAREXEL Medstat Baltic A/S, a corporation                                                           100%
 organized under the laws of Norway
PAREXEL Norway, a corporation organized under the laws of Norway                                    100%
PAREXEL Medstat Rusland A/S, a corporation organized under the laws of Norway                       100%

Echo Medical B.V., a corporation organized under the laws of The Netherlands                        100%
Verum, a European Economic Interest Grouping                                                         33%
 formed under the laws of the United Kingdom
PAREXEL Sweden AB, a corporation organized under the laws of Sweden                                 100%
PAREXEL International, S.A., a corporation organized under the laws of Argentina                    100%
PharMedicom S.A., a corporation organized under the laws of France                                  100%
Droit & Pharmacie S.A., a corporation organized under the laws of France                            100%
PAREXEL Pty. Ltd., a corporation organized under the laws of South Africa                           100%
CEMAF SA, a corporation organized under the laws of France                                          100%
FARMOVS PAREXEL Ltd., a corporation organized under the laws of South Africa                         60%
Biostat S.A., a corporation organized under the laws of France                                      100%
PAREXEL Netherlands B.V., a corporation organized under the laws of The Netherlands                 100%

(1) Direct and indirect